Financial Income (Expenses), Net	3 Months Ended
Mar. 31, 2025
Financial Income (Expenses), Net [Abstract]
FINANCIAL INCOME (EXPENSES), NET:

NOTE 13 - FINANCIAL INCOME (EXPENSES), NET

	Three months ended March 31
	2025	2024
	U.S. dollars in thousands
Foreign currency exchange differences	(140)	(526)
Realized and unrealized losses on derivative instruments	204	-
Interest income on short-term deposits	1,234	1,767
Other	(60)	(7)
Total financial income (expenses), net	1,238	1,234